UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): June 9, 2015

Jishanye, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-55180	46-1992903
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

7F., No.247, Minsheng 1st Rd. Xinxing Dist., Kaohsiung City 800
Taiwan, Republic of China

(Address of principal executive offices, including zip code)

+88672223733
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d - 2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e - 4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On June 9, 2015, Jishanye, Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) by and among certain Non-U.S. persons (the “Investors”).  Pursuant to the terms of the Purchase Agreement, on June 9, 2015 (the “Closing Date”), the Company issued 47,800,000 shares of common stock, par value $0.0001, (the “Purchased Stock”), approximately 79.27% of the issued and outstanding common stock of the Company, in exchange for $999,020 paid by the Investors.

Chun-Hao Chang, current Chief Executive Officer and Director of the Company is one of the Investors and is purchasing 40,560,000 shares of common stock for $847,704 (30,768,000 shares directly and 9,792,000 shares through his affiliated entity Jishanye, Inc. (BVI)), raising Chun-Hao Chang’s percentage ownership of the Company’s common stock from 10% to 69%.

A copy of the Purchase Agreement is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.  All references to the Purchase Agreement are qualified in their entirety by the text of such exhibit.

Item 3.02	Unregistered Sales of Equity Securities

On June 9, 2015, the Company issued a total of 47,800,000 shares of our common stock, $0.0001 par value per share, to certain non U.S. persons in consideration for $999,020. The issuance was made pursuant to an exemption from registration contained in Regulation S under the Securities Act of 1933, as amended. Further reference is made to the disclosures set forth under Item 1.01 of this Current Report on Form 8-K, which are incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

On June 9, 2015, Chun-Hao Chang, current Chief Executive Officer and Director of the Company, purchased 40,560,000 shares of common stock for $847,704 (30,768,000 shares directly and 9,792,000 shares through his affiliated entity Jishanye, Inc. (BVI)). As a result of Chun-Hao Chang’s purchase of the Purchased Stock, a change in voting control of the Company took place. Chun-Hao Chang’s beneficial share ownership increased from 1,200,000 shares to 41,760,000 shares and his beneficial percentage ownership of the Company’s common stock increased from 10% to 69%.

The source of funds used for Chun-Hao Chang’s purchase of the common stock was his personal savings.

Further reference is made to the disclosures set forth under Item 1.01 of this Current Report on Form 8-K, which are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description
10.1	Stock Purchase Agreement, dated June 9, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2015	Jishanye, Inc.
(Registrant)

	By:	/s/ Chun-Hao Chang
Chun-Hao Chang, Chief Executive Officer

Exhibit Index

Exhibit	Description
10.1	Stock Purchase Agreement, dated June 9, 2015.